SCHEDULE
                             to the Master Agreement
                            dated as of May 21, 1999

                                     between

                      Merrill Lynch Derivative Products AG
                                  ("Party A"),
                     a corporation organized under the laws
                                 of Switzerland
                                       and
                         SMS Student Loan Trust 1999-B,
                                   ("Party B")
                           a Delaware business trust.

Part 1. Termination Provisions

In this Agreement:-

(a)   "Specified Entity" means in relation to Party A for the purpose of:-

      Section 5(a)(v)                                  Not Applicable.
      Section 5(a)(vi)                                 Not Applicable.
      Section 5(a)(vii)                                Not Applicable.
      Section 5(b)(iv)                                 Not Applicable.

      and in relation to Party B for the purpose of:-

      Section 5(a)(v)                                  Not Applicable.
      Section 5(a)(vi)                                 Not Applicable.
      Section 5(a)(vii)                                Not Applicable.
      Section 5(b)(iv)                                 Not Applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) "Additional Termination Event" will not apply to Party A and will apply, with respect to Redemption Event only, to Party B. The occurrence of a Redemption Event will constitute an Additional Termination Event in respect of which Party B will be the sole Affected Party.

(d) The provisions of Section 5(a) and Section 5(b) will apply to Party A and to Party B as follows:-

      The designation below of an Event of Default as being "Applicable" to a specific party means that upon the occurrence and continuation of such an Event of Default with respect to such party, the other party shall have the right of a Non-defaulting Party to designate an Early Termination Date for the Sole Transaction (as defined below) under Section 6 of this Agreement, and conversely, the designation of an Event of Default as being "Not Applicable" to a party means that upon the occurrence and continuation of such an Event of Default with respect to such party, the other party shall not have the right to designate an Early Termination Date for the Sole Transaction with respect to such event under Section 6 of this Agreement.

      Section 5(a)                                Party A          Party B

      (i)     "Failure to Pay or Deliver"       Applicable.

              "Failure to Pay or Deliver" is  Applicable to Party B; provided that Party B has funds available to make payments in accordance with the terms of the Indenture and the Trustee has failed to make any such payments in violation of the terms of the Indenture.

      (ii)    "Breach of Agreement"             Applicable.      Not Applicable.
      (iii)   "Credit Support Default"          Applicable.      Not Applicable.
      (iv)    "Misrepresentation"               Applicable.      Not Applicable.
      (v)     "Default under Specified
               Transaction"                     Not Applicable.  Not Applicable.
      (vi)    "Cross Default"                   Not Applicable.  Not Applicable.
      (vii)   "Bankruptcy"                      Applicable.      Applicable.
      (viii)  "Merger Without Assumption"       Applicable.      Not Applicable.
      (ix)    "Additional  Event of Default"    Not Applicable.   Applicable
               specified 1(h) (Acceleration
               of Notes) in Part Not Applicable.

      Section 5(b)

      Neither party shall be entitled to designate an Early Termination Date as a result of the occurrence and continuation of an event described in
      Section 5(b)(iii) (Tax Event Upon Merger).

(e)   Payments on Early Termination. For the purpose of Section 6(e):-

      (i) Except as provided in Appendix I (Redemption of Notes) Market Quotation will apply.

      (ii) The Second Method will apply.

(f)   "Termination Currency" means United States Dollars ("USD").

(g) The "Automatic Early Termination" provisions of Section 6(a) will not apply to Party A or Party B.

(h) Additional Event of Default. Section 5(a) of the Agreement is hereby amended by: (i) deleting the word "or" at the end of Section 5(a)(vii), (ii) deleting the period at the end of Section 5(a)(viii) and adding "; or" at the end thereof and (iii) adding the following language at the end of Section 5(a):

      "(ix) Additional Event of Default. The principal of any class of Notes shall have been declared or become immediately due and payable in accordance with the terms of the Indenture (an "Acceleration of Notes") following an "event of default" thereunder (it being understood that such event will constitute an Event of Default solely with respect to SMS Student Loan Trust 1999-B)."

Part 2. Tax Representations.

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the following representation:-

      (i) The following representation will apply to Party A:-

      Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the Specified Jurisdiction.

      "Specified Jurisdiction" means the United States of America.

      (ii) The following representation will apply to Party B:-

      It is a business trust organized under the laws of the State of Delaware.

Part 3. Agreement to Deliver Documents.

For the purpose of Section 4(a)(i) and Section 4(a)(ii) of this Agreement, Party A and Party B each agree to deliver the following documents, as applicable:-

(a) Tax forms, documents or certificates to be delivered are:

Party required to        Form, Document                 Date by which
deliver document         or Certificate                to be Delivered
----------------         --------------                ---------------
     Party A       An  executed U.S. Internal    (i) Before the first Payment
                   Revenue Service 4224          Date under Form this
                   (or any successor thereto)    Agreement, (ii) promptly upon
                                                 reasonable demand by Party B,
                                                 and (iii) promptly upon
                                                 learning that any such Form
                                                 previously provided by Party A
                                                 has become obsolete or
                                                 incorrect.





     Party B      An  executed  U.S. Internal    (i) Before the first Payment
                  Revenue  Service Form W-9      Date under this Agreement,
                  (or any successor  thereto),   (ii) promptly upon demand by
                  including  appropriate         Party A, and (iii) reasonable
                  attachments                    promptly upon learning that
                                                 any such form previously
                                                 provided by Party B has become
                                                 obsolete or incorrect.

(b) Other documents to be delivered are:

  Party required to               Form, Document                       Date by which                   Covered by
  deliver document                or Certificate                      to be Delivered                 Section 3(d)
  ----------------                --------------                      ---------------                 ------------
Party A               An opinion of counsel to Party A              Upon  execution of this               No
                      substantially in the form of Exhibit A        Agreement.
                      to this Schedule.

Party A               An incumbency certificate with respect        Upon execution of this                Yes
                      to the signatory of this Agreement.           Agreement.

Party B               Opinions of counsel rendered in               Upon execution of this                No
                      connection with the issuance of the           Agreement.
                      Notes reasonably satisfactory in form
                      and substance to Party A.

  Party required to               Form, Document                       Date by which                   Covered by
  deliver document                or Certificate                      to be Delivered                 Section 3(d)
  ----------------                --------------                      ---------------                 ------------
Party B               An incumbency certificate with respect        Upon execution of this                Yes
                      to the signatory of this Agreement.           Agreement.

Party B               Executed copies of all Basic Documents        Upon execution of this       Yes, with respect to
                      and all opinions required by the              Agreement.                   certificates and other
                      Senior Note Underwriting Agreement or                                      factual statements;
                      the Subordinate Note Purchase                                              No, with respect to opinions
                      Agreement (and, to the extent not                                          and agreements.
                      otherwise covered, an ERISA Opinion
                      and a Tax Opinion) each such opinion
                      and agreement reasonably satisfactory
                      in form and substance to Party A and
                      each opinion naming Party A as
                      addressee or, in the case of the
                      Underwriter's Opinion, a reliance
                      party with respect to all opinions
                      therein except the 10b-5 opinion.

Party B               An executed original of the Officer's        Upon execution of this                  Yes.
                      Certificate of SMS, substantially in         Agreement.
                      the form of Exhibit C and reasonably
                      satisfactory in form and substance to
                      Party A.

Part 4. Miscellaneous.

(a)      Addresses for Notices.  For the purpose of Section 12(a):

         Address for notices or communications to Party A:

         Address:          Merrill Lynch Derivative Products AG
                           Stauffacherstrasse 5, 1st Floor
                           8004 Zurich
                           Switzerland
         Attention:        Manager
         Telephone:        011 411 297 7800

         Facsimile:        011 411 297 7859

         With a copy to:

         Address:          Merrill Lynch & Co.
                           Office of General Counsel
                           250 Vesey Street
                           New York, New York 10281
         Attention:        Laurence D. Dobosh

         Address for notices or communications to Party B:-


         Address:          SMS Student Loan Trust 1999-B
                           c/o First Chicago Delaware, Inc., as Trustee
                           FCC National Bank
                           300 King Street
                           Wilmington, Delaware 19801
         Attention:        Corporate Trust Administration
         Telephone:        (212) 373-1140
         Facsimile:        (212) 373-1383

         with copies to:

         Address:          SMS Student Loan Trust 1999-B
                           c/o The First National Bank of Chicago, as Trustee
                           One First National Plaza, Suite 0126
                           Chicago, Illinois 60670
         Attention:        Corporate Trust Administration
         Telephone:        (312) 407-1892
         Facsimile:        (312) 407-1708


         Address:          USA Group Secondary Market Services, Inc.
                           30 South Meridian Street
                           Indianapolis
                           IN 46204-3503

         Address for notices or communications to Moody's:

         Address:          Moody's Investors Service, Inc.
                           99 Church Street
                           New York, New York 10007
         Attention:        ABS Monitoring Department
         Telephone:        (212) 553-0573
         Facsimile:        (212) 553-4600

         Address for notices or communications to Fitch:-

         Address:          Fitch IBCA, Inc.
                           One State Street Plaza
                           New York, New York 10004
         Attention:        Asset Backed Monitoring Unit
         Telephone:        (212) 908-0500
         Facsimile:        (212) 376-6889

         Notices under this Agreement and the Transaction shall be sent to Moody's and S&P only to the extent specifically required in the transaction confirmation.

(b)      Process Agent.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:

                  Merrill Lynch & Co., Inc.
                  Office of General Counsel
                  World Financial Center
                  250 Vesey Street
                  New York, New York 10281
                  Attention: Laurence D. Dobosh

         Party B appoints as its Process Agent:

                  The First National Bank of Chicago
                  153 West 51st Street, 8th Floor
                  New York, NY 10019
                  Attention: Corporate Trust Services Division
                  Telephone: (212) 373-1191
                  Facsimile: (212) 373-1383

(c) Offices. The provisions of Section 10(a) will not apply to Party A and will not apply to Party B.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:--

      Party A is not a Multibranch Party.
      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent shall be Party A. In the case of a dispute involving any calculation made by the Calculation Agent under this Agreement (each, a "Disputed Calculation"), Party A and Party B will appoint a mutually acceptable Reference Bank or Reference Dealer, as applicable, who will (i) with respect to any calculation relating to a Terminated Transaction, determine the Disputed Calculation by reference to the methodology set forth in the definition of Market Quotation and (ii) with respect to any other calculation, determine the Disputed Calculation by reference to a mutually acceptable methodology. If such Reference Bank or Reference Dealer determines that no quotations are available for a particular Disputed Calculation, then the Calculation Agent's original calculations will be used for that Disputed Calculation. All calculations made by the Calculation Agent in accordance with this Part 4(e) shall be binding absent manifest error.

(f)   Credit Support Document. Details of any Credit Support Document:-

      In the case of Party A:  Not Applicable.
      In the case of Party B:  Not Applicable.

(g)   Credit Support Provider.

      Credit Support Provider means in relation to Party A: Not Applicable. Credit Support Provider means in relation to Party B: Not Applicable.

(h) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

(i) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW DOCTRINE).

(j)   Netting of Payments. Section 2(c)(ii) will not apply.

(k)   Account Detail:

      Payments to Party A: The Account described in the related Confirmation Payments to Party B: The Account described in the related Confirmation

Part 5. Other Provisions.

(a) Confirmation. Each Confirmation supplements, forms part of, and will be read and construed as one with this Agreement. The parties hereby agree and acknowledge that only one Transaction (the "Sole Transaction") will be governed by this Agreement, the Confirmation of the Sole Transaction is dated May 12, 1999 and bears reference number 99 DP0018, and the parties will not enter into any additional Transactions governed by this Agreement or otherwise.

(b)   Early Termination.

      (1) Section 6(b)(ii) is hereby amended by adding at the end of the first paragraph the following:

            ", provided that the party seeking to make the transfer to avoid a Termination Event shall deliver to Party B (in the case of transfers by Party A) or to Party A (in the case of transfers by Party B) written confirmation from each Rating

            Agency then rating any class of Notes that such transfer will not result in its then-current rating of each class of Notes being withdrawn or lowered."

      (2) Notwithstanding anything to the contrary in this Agreement, if the Early Termination Date of the Sole Transaction occurs or is effectively designated, Party A and Party B agree as follows:

            (i) The Calculation Agent shall calculate an amount that would be payable to or by Party B under this Agreement in respect of such Early Termination Date (such amount, including any Trust Swap Payment Amount or Trust Swap Receipt Amount constituting any portion thereof, the "Termination Payment").

            (ii) To the extent that Party A is required to pay the Termination Payment to Party B, Party A shall pay such amount in accordance with the terms of this Agreement.

            (iii) To the extent that Party B is required to pay the Termination Payment to Party A where:

                  (A) Party B is the Defaulting Party (provided, however, that to the extent that Party B is the Defaulting Party with respect to an Event of Default specified in Section 5(a)(i) of the Agreement (Failure to Pay or Deliver) this priority shall apply only with respect to the Trust Swap Payment Amount (and not the remainder of the Termination Payment)), Party B shall pay such amount in accordance with Section 8.02(c)(i), Section 8.02(e)(i) (to the extent of any Net Trust Swap Payment Carryover Shortfalls included in such Termination Payment), Section 10.01 or Section 5.04(b), priority "SECOND," of the Indenture or Section 2(e)(iv)(C) of the Administration Agreement, as applicable.

                  (B) Party A is the Defaulting Party, the Early Termination
            Date arises from a Termination Event (other than an Additional Termination Event) or Party B is the Defaulting Party with respect to an Event of Default specified in Section 5(a)(i) (exclusive of any Trust Swap Payment Amount paid pursuant to Clause (A)), Party B shall pay such Termination Payment in accordance with Section 8.02(d)(viii), Section 8.02(e)(i) (to the extent of any Net Trust Swap Payment Carryover Shortfalls included in such Termination Payment), Section 10.01 or Section 5.04(b), priority "ELEVENTH," of the Indenture.

                  (C) Party B replaces Party A with a successor to Party A,
            Party B and Party A agree to cause the successor to Party A to pay the Termination Payment (or such lesser amount actually paid by such successor) to Party A. Any amounts actually received by Party A under this clause (C) shall reduce the amounts payable pursuant to clauses (A) and (B); Party A shall pay to Party B any excess of amounts actually received by Party A under this clause (C) over the Termination Payment.

(c) No Bankruptcy Petition. Prior to the date that is one year and one day after the date upon which the final payment is made in respect of the Notes in accordance with the terms thereof, Party A shall not institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

(d)   Transfer. Section 7 is hereby amended by:

      (1) (i) adding the words "(and notice of the transferee to)" after the word "of" on the third line thereof, and (ii) adding the words "(subject to providing three Business Days prior written notice of the transferee to the other party and to each Rating Agency)" after the word "transfer" on the fourth and seventh line thereof.

      (2)   adding at the end thereof:

            "Any party making any such transfer shall deliver to the other party written confirmation from each Rating Agency then rating any class of Notes that such transfer will not result in its then-current rating of each class of Notes being withdrawn or lowered."

(e)   Swap Exemption.

      (1) The parties agree that this Agreement and the Sole Transaction are intended to constitute a "swap agreement" within the meaning of Commodity Futures Trading Commission ("CFTC") Regulations Section 35.1(b)(1) and Section 101(53)(B) of the U.S. Bankruptcy Code;

      (2) Each party represents to the other that it is an "eligible swap participant" within the meaning of CFTC Regulations Section 35.1(b)(2);

      (3) The parties agree that neither this Agreement nor the Sole Transaction is one of a fungible class of agreements that are standardized as to their material economic terms, within the meaning of CFTC Regulations Section 35.2(b); and

      (4) Each party represents to the other that the creditworthiness of the other party was or will be a material consideration in entering into or determining the terms of this Agreement and the Sole Transaction, including pricing, cost or credit enhancement terms of this Agreement or the Sole Transaction, within the meaning of CFTC Regulations Section 35.2(c).

(f) WAIVER OF RIGHT TO TRIAL BY JURY. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION.

(g) Amendments. Section 9(b) of this Agreement is hereby amended by adding the following after the word "system" in the last line thereof:

      ", provided however, that all such amendments, modifications or waivers shall require the written affirmation of each Rating Agency then rating any class of Notes that such amendment, modification or waiver shall not adversely affect its then-current rating of each class of Notes."

(h) ISDA Definitions. Reference is hereby made to the 1991 ISDA Definitions (the "Definitions"), published by the International Swaps and Derivatives Association, Inc., which is hereby incorporated by reference herein without regard to any revision or subsequent edition thereof or as otherwise provided in any Confirmation.

(i) Rating Agency Downgrade. Anything to the contrary in Section 7 notwithstanding, no later than the 30th day following a Rating Agency Downgrade, Party A shall, at its expense:

      (1) transfer Party A's rights and duties hereunder to (or otherwise procure a replacement transaction with terms substantially similar to this Sole Transaction with) a successor to Party A having, or guaranteed by a Credit Support Provider having, a long-term unsecured and unguaranteed debt rating of at least "A3" or its equivalent by each Swap Rating Agency;

      (2) enter into arrangements, including collateral arrangements, guarantees, letters of credit or other Credit Support Documents which will, after review by each Swap Rating Agency, reverse the effect of any reduction or withdrawal of ratings in connection with such Rating Agency Downgrade on the Noteholders and the Subordinate Note Insurer; or

      (3) pledge Eligible Collateral pursuant to an ISDA Credit Support Annex equal to the Replacement Cost of the Sole Transaction contemplated by this Agreement (or otherwise receive written confirmation from each Rating Agency that each class of Notes will continue to be rated at least the ratings of such class of Notes prior to such Rating Agency Downgrade) such that the rating of each class of Notes by each Rating Agency will not be withdrawn or reduced below the ratings of each such class of Notes prior to the Rating Agency Downgrade.

      Party B shall cooperate with Party to effect the purposes of the foregoing.

      Eligible Collateral. The following items will qualify as "Eligible Collateral" for the purpose of Part 5(i)(3) of this Agreement:

           Eligible Collateral                            Valuation Percentage
           -------------------                            --------------------
 (A)       Cash                                                   100%

 (B)       negotiable  debt  obligations  issued  by the          100%
           U.S. Treasury Department

      Replacement Cost. For the purpose of Part 5(i)(3) of this Agreement, "Replacement Cost" means, with respect to the close of business (the "Valuation Time") on the date of any Rating Agency Downgrade, and weekly thereafter, the amount, if any, that would be payable to Party B by Party A (expressed as a positive number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Calculation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

(j) Additional Representations. Section 3 is hereby amended by adding the following subsections (g), (h) and (i) at the end of such Section:

            (g) Non-Reliance. In connection with the negotiation of, the entering into, and the confirming of the execution of, this Agreement, any Credit Support Document, the Sole Transaction and any other documentation relating to this Agreement to which it is a party or that it is required by this Agreement to deliver: (1) the other party hereto or thereto is not acting as a fiduciary or financial or investment advisor for it; (2) it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party hereto or thereto other than the representations expressly set forth in this Agreement, in such Credit Support Document and in any Confirmation; (3) the other party hereto or thereto has not given to it (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of this Agreement, such Credit Support Document, such Sole Transaction or such other documentation; (4) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction pursuant to this Agreement) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party hereto or thereto; (5) it has determined that the rates, prices or amounts and other terms of the Sole Transaction and the indicative quotations (if any) provided by the other party hereto or thereto reflect those in the relevant market for similar transactions, and all trading decisions have been the result of arm's length negotiations between the parties; (6) it is entering into this Agreement with a full understanding of all the terms, conditions and risks hereof and thereof (economic and otherwise) and it is capable of assuming and willing to assume (financially and otherwise) those risks; and (7) it is a sophisticated institutional investor.

            (h) Line of Business. It has entered into this Agreement (including the Sole Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

            (i) No Agency. It is entering into this Agreement, any Credit Support Document to which it is a party, the Sole Transaction and any other documentation relating to this Agreement or the Sole Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(k) Notices to Party A. Party B agrees that it shall cause to be delivered to Party A any notices generated or received by Party B in connection with the Basic Documents.

(l) Limited Recourse to Party B. Notwithstanding anything to the contrary contained herein, all obligations of Party B shall be payable by Party B only on each Quarterly Payment Date, first, to the extent funds are available therefor, under Section 8.02 of the Indenture, second, to the extent funds are available therefor, under Section 2(e)(iv)(C) of the Administration Agreement, third, to the extent funds are available therefor, under Section 10.01 of the Indenture, fourth, to the extent of funds available therefor, under Section 5.04 of the Indenture and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement but in all cases shall expire concurrently with the restriction specified in Part 5(c).

(m) No Suspension of Payments. Notwithstanding Section 2(a)(iii) of this Agreement, Party A shall not suspend any payments due under Section 2(a)(iii) unless:

      (1) the principal of any class of Notes shall have been accelerated in accordance with the terms of the Indenture following an Event of Default thereunder; or

      (2) an Early Termination Date for the Sole Transaction has occurred or effectively been designated.

(n) Default Interest. Section 2(e) of this Agreement is hereby deleted in its entirety.

(o)   Redemption Event.

      (i) A "Redemption Event" will occur upon the delivery by Party B (or its designee) to Party A of a "Party B Response" (as defined in Appendix I) accepting Party A's offer to terminate the Sole Transaction as provided in Appendix I hereto. Such Party B Response shall be delivered on or before the related Redemption Date (as defined in the Indenture) and shall certify that the Minimum Purchase Price (as defined in the Indenture) has been deposited into the appropriate Trust Account (as defined in the Indenture). The parties hereto acknowledge and agree that the Indenture Trustee (as defined in the Indenture) may deliver such Party B Response on behalf of Party B. Party A hereby agrees that upon receipt of such Party B Response from the Indenture Trustee certifying that the Minimum Purchase Price has been deposited in the Collection Account, Party A shall immediately designate the Redemption Date as an Early Termination Date. Notwithstanding Section 6(d)(ii), the Payment Date in respect of a Redemption Event shall be the Early Termination Date so designated. For avoidance of doubt, no Redemption Event shall occur and no Early Termination Date shall be effectively designated in respect thereof unless the Minimum Purchase Price shall have been deposited into the applicable Trust Account(s) pursuant to Article X of the Indenture.

      (ii) The parties hereto acknowledge and agree that USA Group Secondary Market Services, Inc., as Administrator under the Administration Agreement, may deliver on behalf of Party B any "Party B Notices" required or permitted by Appendix I hereto; provided, that in no event shall a Redemption Event occur upon delivery of any such Party B Notice from the Administrator.

(p) Statement to Noteholders. Party B will provide to Party A statements required by Section 2(g) of the Administration Agreement dated as of April 19, 1999 (the "Administration Agreement") among Party B, USA Group Secondary Market Services, Inc. ("SMS"), as administrator (the "Administrator"), and HSBC Bank USA, as indenture trustee (the "Indenture Trustee").

(q) Additional Definitions. Capitalized terms used in this Schedule shall have the meaning set forth in the Confirmation, the Indenture or, if not therein, Appendix A to the Administration Agreement, without regard to any amendment or supplement thereto with respect to which Party A has not given its written consent.

      "ERISA Opinion" means an opinion of counsel to SMS to the effect that the statements contained under the heading "ERISA Considerations" in each of the Prospectus dated May 11, 1999, the Prospectus Supplement dated May 17, 1999 and the Private Placement Memorandum dated May 17, 1999, each relating to the issuance of certain of the Notes, to the extent that such statements describe legal matters, present fair summaries of such legal matters.

      "Indenture" means the Indenture dated as of April 19, 1999 between Party B and HSBC Bank USA, as indenture trustee, without regard to any amendment or supplement thereto with respect to which Party A has not given its written consent.

      "Net Trust Swap Payment Carryover Shortfall" means, with respect to any Quarterly Payment Date with respect to which Party B owes any amounts to Party A in respect of this Agreement, the excess of (i) the Trust Swap Payment Amount on the preceding Quarterly Payment Date over (ii) the amount actually received by Party A out of Available Funds on such preceding Quarterly Payment Date plus interest on such excess from such preceding Quarterly Payment Date to the current Quarterly Payment Date at the rate of Three-Month LIBOR for the related Quarterly Interest Period.

      "Rating Agency Downgrade" means that, prior to the earlier of the Termination Date or the Early Termination Date of the Sole Transaction, the rating of Party A or any successor thereto is withdrawn or reduced below "A3" or its equivalent by any Swap Rating Agency then rating Party A.

      "Senior Note Underwriting Agreement" means the Senior Note Underwriting Agreement dated as of May 17, 1999 between SMS, as seller, and Credit Suisse First Boston Corporation, as representative of the several underwriters of the Senior Notes.

      "Subordinate Note Purchase Agreement" means the Subordinate Note Purchase Agreement dated as of May 17, 1999 between SMS, as seller, and Credit Suisse First Boston Corporation, as representative of the several purchasers of the Subordinate Notes.

      "Swap Rating Agency" means Moody's Investors Service, Inc. and Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc.

      "Tax Opinion" means an opinion of counsel to SMS to the effect that the Senior Notes and the Subordinate Notes will be treated as indebtedness for federal income tax purposes.

      "Underwriter's Opinion" means the opinion (or, collectively, the opinions) of Stroock & Stroock & Lavan LLP dated May 21, 1999 addressed to Credit Suisse First Boston Corporation, as representative of the several underwriters of the Notes.

      The parties executing this Schedule have executed the Master Agreement and have agreed as to the contents of this Schedule.


                                 MERRILL LYNCH DERIVATIVE PRODUCTS AG

                                 By: ____________________________
                                     Name:
                                     Title:

                                 SMS STUDENT LOAN TRUST 1999-B

                                 By: The First National Bank of Chicago,
                                     not in its individual capacity but
                                     solely as Eligible Lender Trustee

                                 By: _____________________________________
                                     Name:
                                     Title:

                                   Appendix I

                              Redemption of Notes.

      1. As promptly as practicable, but in any event not later than two Business Days after delivery by Party B (or Party B's designee) to Party A of a notice of proposed redemption (the "Redemption") and request for a quotation of Termination Payment (the "Party B Notice"), Party A will give notice by telephone to Party B (which notice will be promptly confirmed in writing to Party B with a copy of such notice to SMS) (the "Party A Response"):--

      (i) offering to terminate the Sole Transaction upon such Redemption; and

      (ii) stating in good faith and in reasonable detail the Termination Payment (the "Redemption Payment") that will be payable by Party B to Party A or by Party A to Party B on the proposed Redemption Date (as defined in the Indenture) if the offer is accepted at the time of such offer (or through such later time, if any, as may be expressed in the offer in the discretion of Party
A) and the Redemption is effected on the Redemption Date; provided, however, that, if such offer is not accepted at such time, Party A will, promptly after requests therefor by Party B, make new offers to effect the termination of the Sole Transaction and will make such new offers in accordance with reasonable market practice until 11:00 a.m. New York City time on the Business Day two Business Days prior to the Redemption Date (the "Deadline"). Any such new offer will contain the statements required by the preceding clauses (i) and (ii) and will also be a Party A Response, except that:--

      (x) only the Party A Response will determine the period during which new offers are required to be accepted; and

      (y) in the case of the Final Offer (as defined below), "Market Quotation" will be substituted for "Loss" for purposes of determining the Redemption Payment.

      The last such new offer is referred to herein as the "Final Offer." The Final Offer will be identified as such in the relevant Party A Response. The Final Offer will not be delivered earlier than the Business Day on which the Deadline occurs. The Final Offer will be communicated by telephone to Party B (which Final Offer will be promptly confirmed in writing to Party B with a copy of such Final Offer to SMS).

      2. Each Party A Response will describe the Redemption Payment, even if the Redemption Payment remains the same and, except as described above with respect to the Final Offer, each Redemption Payment will be determined using "Loss" and "Second Method" and based on Party B as the sole Affected Party.

      3. As promptly as practicable, but in any event not later than the end of the period during which an offer may be accepted pursuant to the relevant Party A Response, Party B, acting in good faith and in accordance with reasonable derivatives market practice, will accept the offer expressed therein by notice (the "Party B Response") to Party A. Such notice will be by telephone, will be promptly confirmed in writing and will thereupon be effective, all in accordance with usual derivatives markets transactions. A copy of each such Party B Response will be delivered by Party B to SMS. If the offer is accepted as aforesaid, the Redemption will be effective on the Redemption Date on the terms expressed in the last relevant Party A Response as accepted by the Party B Response (subject to the conditions set forth in Part 5(o) of this Agreement). The Redemption Payment will be the amount described in the Party A Response accepted by Party B.

      4. Party B (or its designee) will have the right to make reasonable request of Party A for indications of Redemption Payments based on proposed Redemptions as contemplated by Paragraphs 1 through 3 above, and Party A will supply such indications promptly and in good faith following any such request. Except as provided in Paragraphs 1 through 3 above and Part 5(o) of the Agreement, neither Party B nor its designee will be obligated to effect any such Redemption.

                                  Confirmation
                               Ref. No. 99 DP0018

                      Exhibit A Form of Opinion of Party A

                      Exhibit B Certificates of Incumbency

                                    Exhibit C

                          SMS Student Loan Trust 1999-B

                              Officer's Certificate


      __________________, ______________________ of USA Group Secondary Market
Services, Inc., a Delaware corporation (the "Corporation") and
__________________, ______________________ of the Corporation, each hereby certify that, to the best of his or her knowledge, after reasonable investigation:

      (i) the representations and warranties of the Seller or the Servicer, as the case may be, contained in the Trust Agreement, the Loan Sale Agreement, the Administration Agreement, the Servicing Agreement and the Swap Agreement, as applicable, are true and correct in all material respects, that each of the Seller and the Servicer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and

      (ii) since [December 31, 1998], except as may be disclosed in the Prospectus or the Private Placement Memorandum, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust, the Company, the Seller or the Servicer, as applicable, has occurred.

      Capitalized terms used but not defined herein have the meanings specified in Appendix A to the Administration Agreement dated as of April 19, 1999 among SMS Student Loan Trust 1999-B, the Corporation and HSBC Bank USA, as indenture trustee.

      IN WITNESS WHEREOF, each of the above-named authorized officers hereunto signed his or her name.

Dated: May __, 1999


                        By: ____________________________
                            Name:
                            Title:


                        By: ____________________________
                            Name:
                            Title:


                                      C-2